UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2020 (May 7, 2020)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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200 Oceangate, Suite 100,	Long Beach,	California	90802
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2020, Molina Healthcare, Inc., a Delaware corporation (the "Company"), held its Annual Meeting of Stockholders. At the meeting, a total of 51,020,881 shares were voted, representing 83.85% of the 60,846,395 shares outstanding as of the March 10, 2020 record date.
With regard to Proposal No. 1 for the election of three Class III directors to hold office until the 2021 annual meeting, the stockholders voted as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ronna E. Romney	46,374,901	1,527,258	27,764	3,090,958
Dale B. Wolf	47,224,710	681,479	23,734	3,090,958
Joseph M. Zubretsky	47,810,669	97,026	22,228	3,090,958
With regard to Proposal No. 2 for the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,839,568	2,065,668	24,687	3,090,958
With regard to Proposal No. 3 for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020, the stockholders voted as follows:

Votes For	Votes Against	Abstentions
50,462,631	536,630	21,620

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	May 8, 2020	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary